                                                                    Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                      EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

IN RE: Athey Products Corporation         CASE NO:                00-02736-5-ATS


           Monthly Report of Corporate Debtor in Possession/Trustee
             For The Month of April 1, 2001 Through April 30, 2001

I.     REPORT OF ACTIVITIES:

       An interim escrow of $143,405.11 remains with respect to certain warranties issue raised at closing by the Purchaser, which had not been fully resolved as of April 30, 2001. Escrows remain with respect to resolution of certain Wells Fargo Business Credit disputes pending approval by the Court of a proposed stipulation. Escrows of $893,281.00 remain for settlement of the Triad Freightliner disputed secured claim. The bulk of funds held by Debtor are under the control of John A. Northen, Disbursing Agent, and accounts were established at First Capital Bank. Monthly 8-K is in preparation . The Disclosure Statement and Plan of Reorganization were being finalized and submitted to the Court on April 30, 2001 for conditional approval. A copy of the Plan, Disclosure Statement, and a ballot was mailed to creditors and shareholders no later than May 9, 2001.

II.    SUMMARY OF OPERATIONS:

       All operations of the business as Athey Products Corporation have ceased. Directors and Officers Insurance was secured and payment remitted following approval by the Court.

I declare under penalty of perjury that the information contained in this report is true and correct to the best of my knowledge and belief.

Respectfully submitted this 15th day of May, 2001.

Title:         CFO          /s/ W.S. Warden                   Signature
      -------------------   ----------------------------------

I certify that the information contained in this report is true and correct to the best of my knowledge and belief.

Date:    5/16/01                            /s/ John Northen
       --------------------                 -----------------------------------
                                            Attorney for Debtor

John A. Northen, NCSB 6789
Northen Blue, LLP
PO Box 2208
Chapel Hill, NC 27515
919-968-4441

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
             FOR THE MONTH OF April 1, 2001 through April 30, 2001

                                    PART A:

                                CERTIFICATIONS

1.   Yes  x   No      All post-petition taxes [tax obligations arising after
        -----   _____
                      the currently paid or deposited.

2.   Yes  x   No      All administrative expenses [post-petition obligations]
                      other than taxes are current.
        -----   _____

3.   Yes  x   No      Estate property, which is subject to loss by theft, fire,
        -----   _____
                      or other casualty, is insured in accordance with Local
                      Bankruptcy Rule No. 4002.3(a)(3).

4.   Yes  x   No      New books and records were opened as of the petition date
        -----   _____
                      and are being maintained monthly and are current.

5.   Yes  x   No      New DIP bank accounts were opened and are reconciled.
        -----   _____

6.   Yes  x   No  x   Pre-petition debts [obligations due on or before the
        -----   _____
                      filing of the case] have not been paid since the filing of this chapter case.

7.   Yes  x   No      The only transfers of property made during this period
        -----   _____
                      were transfers which were in the ordinary course of business.

8.   Yes  x   No      Estate funds which are on deposit in banking institutions
        -----   _____
                      are fully covered by FDIC or FSLIC insurance of $100,000.00.

9.   Yes  x   No      A copy of the corresponding bank statement is attached.

        -----   _____

IF THE ANSWER TO ANY OF THE CERTIFICATIONS ABOVE IS NO, PLEASE PROVIDE EXPLANATION ON SUPPLEMENT TO PART A.

                             SUPPLEMENT TO PART A:

                EXPLANATION TO CERTIFICATIONS REFLECTED AS "NO"


1.       Post-petition TAXES NOT CURRENT OR NOT DEPOSITED:

         Type                  and amount $           unpaid or not deposited.
              ----------------             ----------

         Type                  and amount $           unpaid or not deposited.
              ----------------             ----------

2.       ADMINISTRATIVE EXPENSES [Post-petition] OTHER THAN TAXES NOT CURRENT:

         Type                               and amount $            unpaid.
              -----------------------------             -----------

         Type                               and amount $            unpaid.
              -----------------------------             -----------

3. DESCRIPTION OF ESTATE PROPERTY UNINSURED, REASONS WHY AND STEPS IMPLEMENTED TO OBTAIN INSURANCE:

         a.
         b.

4.       REASON/EXPLANATION WHY NEW BOOKS AND RECORDS NOT YET OPENED:


5.       REASON/EXPLANATION WHY NEW BANK ACCOUNTS HAVE NOT YET BEEN OPENED:


6. A LIST OF ALL PRE-PETITION DEBTS WHICH WERE PAID SINCE THE FILING OF THE CASE INCLUDING THE NAME AND ADDRESS OF THE CREDITOR PAID, THE AMOUNT PAID, AND THE JUSTIFICATION FOR THE PAYMENT. [DOES NOT INCLUDE PAYMENTS TO SECURED CREDITORS AND LESSORS UNDER AN ADEQUATE PROTECTION AGREEMENT.]

7. A LIST OF ALL PROPERTY WHICH WAS TRANSFERRED OUTSIDE THE ORDINARY COURSE OF BUSINESS AND WHETHER PRIOR AUTHORITY FOR SUCH TRANSFER[S] WAS OBTAINED FROM THE COURT:

8. IF FUNDS ARE NOT FULLY COVERED BY FDIC OR FSLIC INSURANCE OF $100,000.00, PROVIDE NAME OF BANK[S] WHEREIN ESTATE MONIES ARE DEPOSITED AND THE BALANCE OF ALL ACCOUNTS THEREIN.

ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
             FOR THE MONTH OF April 1, 2001 through April 30, 2001

                                    PART B:
                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME         ACCOUNT NUMBER            NATURE OF ACCOUNT                      BALANCE
-------------------------------------------------------------------------------------------
Centura           021-221-536-1             Cash Collateral                     $    -0-
Centura           021-221-538-8             Payroll                             $       -0-
First Capital     2736303                   Wells Fargo Escrow CD               $   347,952.98
First Capital     2736302                   Freightliner Escrow CD              $   897,811.02
First Capital     2736201                   Disbursing Agent MM                 $   267,953.36
First Capital     2736301                   Disbursing agent CD                 $ 6,474,968.78
First Capital     2736101                   Disbursing Agent Checking           $     5,380.74
CCB               Northen Blue Trust        Warranties Escrow                   $   143,405.11

         TOTALS                                                                 $ 8,137,471.99

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
             FOR THE MONTH OF April 1, 2001 through April 30, 2001
                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:    x General/Operating Account; (Centura #021-221-536-1)
                          ---

                          ___Tax Account;

                          ___Payroll Account;

                          ___Other: _________

                                                                   Amount
                                                                   ------

1.       Cash Balance from previous
         month's report:                                           $ 27,086.94

2.       Total Cash Receipts:
         (see Supplement to Part B)                                $ -0-

3.       Cash Balance Available                                    $ 27,086.94
         [#1 plus #2]

4.       Total Cash Disbursements:
         (See Supplement to Part B)                                $ 27,086.94


5.       Ending Cash Balance, adjusted to checkbook                $ -0-
         [#3 less #4]

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:  X  General/Operating Account; (Centura #021-221-536-1)
                        ----
                           Tax Account;
                        ---
                           Payroll Account;
                        ---
                           Other: _____________
                        ---

1.       RECEIPTS:                                                                    Amount
                                                                                      ------
Proceeds from sale of assets                                                        $
Collection of post-petition accounts receivable                                       _______________________
Collection of prepetition  accounts receivable                                        _______________________
Borrowing by debtor                                                                   _______________________
Transfer from another account (#212-099-583; pre-petition account)                    _______________________
Other Income (describe on attachment)                                                 _______________________
Less allowance for returns and discounts                                              _______________________
                                                                    *TOTAL =          $-0-
         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                                               Amount
                                                                                      ------
         Purchases of inventory                                                       _______________________
         Net Payroll                                                                  _______________________
         Payroll Taxes                                                                _______________________
         Truck Rental                                                                 _______________________
         Other lease payments (pre-petition)                                          _______________________
         Utilities (Telephone, Electricity, Other)                                    _______________________
         Sales Tax                                                                    _______________________
         Other taxes       (Franchise 2000)                                           _______________________
         Travel and Entertainment                                                            -0-
         Automobile or vehicle expense                                                       -0-
         Service charges                                                                     -0-
         Vehicle insurance                                                                   -0-
         Life and health insurance                                                    _______________________
         Other insurance                                                              _______________________
         Supplies                                                                     _______________________
         Freight                                                                      _______________________
         Storage                                                                      _______________________
         Repairs and Maintenance                                                      _______________________
         Payments to secured creditors                                                       -0-
         Other Expenses
         Close out transfer to John A. Northen, Disbursing Agent                        27,086.94


                                                                    GRAND TOTAL      $27,086.94

Total equals item #4/Total Cash Disbursements on Part B.
EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        --
#5 ON PART B:

[CENTURA]




        ATHEY PRODUCTS CORP.
        DEBTOR IN POSSESSION                                             CB USE
                                                                    ------------
        PAYROLL ACCOUNT                                                   00005
        PO BOX 97727                                                         MC
        RALEIGH NC 27624-7727                                            D=0005
                                                                         C=0000
                                                                   -------------
                                                                        4/30/01
                                                                  021 221-536-1
================================================================================
April 1, 2001 - April 30, 2001                                     Page 1 of 1
--------------------------------------------------------------------------------
GET A LINE ON YOUR MONEY, 24 HOURS A DAY. By dialing Centura Highway tollfree (1-800-CENTURA), you can check the balance of your accounts, see which checks have cleared, look into your last savings deposit, or find out the current interest rate and annual percentage yield on your Centura accounts. All with the push of a few buttons. In complete privacy, night or day.

For account inquiries, please call 1-800-CENTURA. In the Rocky Mount, N.C. calling area, please dial 252-454-3775.
To change your address, please visit any Centura location or call 1-800-CENTURA and select option 1; then select option 2; then option 0 and speak with a Financial Services Representative.
--------------------------------------------------------------------------------
Checking
Summary  Commercial Checking         # 021 221-536-1

         Beginning Balance      $28,323.58
         Additions           +         .00
         Reductions          -   28,323.58
         Ending Balance              $ .00

--------------------------------------------------------------------------------

          Checks
          Number Reference Amount Date Number Reference Amount Date Checking ------------------------------------ ----------------------------------
Detail
           4796    0545401833    296.91  4/03   4800  0461105166    187.80  4/03
           4798*   0456003926    170.20  4/02         0546201613 27,086.94  4/16
           4799    0455704092    581.73  4/02

                 * Indicates one or more missing checks.

Checking
         Date       Balance         Date    Balance         Date     Balance
         -----------------------  -----------------------  ---------------------
Balance
History

        4/02        $27,571.65      4/03      27,086.94      4/16        .00
--------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
             FOR THE MONTH OF April 1, 2001 through April 30, 2001

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:             General/Operating Account;
                              ------
                                X   Tax Account;
                              -------
                                X   Payroll Account; (Centura #021-221-538-8)
                              -------
                                   Other:
                              ------     -----------------

                                                                     Amount
                                                                     ------

1.   Cash Balance from previous
     month's report:                                                 $     -0-

2.   Total Cash Receipts:
     (see Supplement to Part B)                                      $  2,764.42

3.   Cash Balance Available                                          $  2,764.42
     [#1 plus #2]

4.   Total Cash Disbursements to John A. Northen, Disbursing Agent:
     (See Supplement to Part B)                                      $  2,764.42


5.   Ending Cash Balance, reconciled to checkbook                    $-0-
                                                                     ----
     [#3 less #4]

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:           General/Operating Account;
                           -------
                              x   Tax Account;
                           --------
                              x  Payroll Account; (Centura #021-221-538-8)
                           -------
                                 Other:
                           -------     ------------------

1.       RECEIPTS:                                                Amount
                                                                  ------

Sales                                                          ---------
Collection of post-petition accounts receivable                ---------
Collection of pre-petition  accounts receivable                ---------
Borrowing by debtor                                            ---------
Transfer from another account (#361)                           ---------
                                ---
Other Income (describe on attachment)                          ---------
Bank errors                                                       2,764.42
                                                                  --------
                                                      *TOTAL =   $2,764.42

         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                           Amount
                                                                  ------

         Purchases of inventory                                ---------
         Net Payroll                                           ---------
         Payroll Taxes                                         ---------
         Rent                                                  ---------
         Other lease payments                                  ---------
         Utilities (Telephone, Electricity, Other)             ---------
         Sales Tax                                             ---------
         Other taxes                                           ---------
         Travel and Entertainment                              ---------
         Automobile or vehicle expense                         ---------
         Service charges                                       ---------
         Vehicle insurance                                     ---------
         Life and health insurance                             ---------
         Other insurance                                       ---------
         Supplies                                              ---------
         Freight                                               ---------
         Advertising                                           ---------
         Repairs and Maintenance                               ---------
         Payments to secured creditors                         ---------
         Transfer to John A. Northen, Disbursing Agent            2,764.42

                                                       *TOTAL =  $2,764.42

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

                              BANK RECONCILIATION



UNIT:             0212215388                    MONTH OF:         Mar. 01
     ---------------------------------------             -----------------------

BANK:             Centura DIP PR& Tax           PREPARED BY: B. Marker
     --------------------------------------                 --------------------

====================================================================================================================================
                                                 -----------------------                                           -----------------
GENERAL LEDGER BALANCE....................          $         0              BALANCE PER BANK STATEMENT.......      $2,764   42
                                                 -----------------------                        ------------       -----------------
ADD DEBITS:                                                                  ADD:
Dec
-----------------------------------------------                              -------------------------------
575 PR outstanding
-----------------------------------------------                              ------------------------------
never cleared                     2,451  70
-----------------------------------------------                              ------------------------------
-----------------------------------------------                              ------------------------------
Errors                              312  72               2,764  42
-----------------------------------------------                              ------------------------------
-----------------------------------------------                              ------------------------------
-----------------------------------------------                              ------------------------------
-----------------------------------------------                              ------------------------------
                             ------------------  -----------------------                                           -----------------
  Sub Total (End Bal)..........................           2,764  42            Sub Total (End Bal).......            2,764   42
                                                 -----------------------                                           -----------------

LESS CREDITS:                                                                LESS CHECKS OUTSTANDING:
                             ------------------  -----------------------                        -----------        -----------------
Less:                                                                        (see list below)
  Transfer in Apr                                                            Less:
-----------------------------------------------                              ------------------------------
  to John Northen                                                              Transfer in April
-----------------------------------------------                              ------------------------------
  Acct                                                   -2,764  42            to John Northen
-----------------------------------------------                              ------------------------------
                                                                               Acct                                 -2,764   42
-----------------------------------------------                              ------------------------------
-----------------------------------------------                              ------------------------------
-----------------------------------------------                              ------------------------------
-----------------------------------------------                              ------------------------------
  Total.....................                                                   Total........    -----------
                             ------------------  -----------------------                                           -----------------
BALANCE PER GENERAL LEDGER.....................     $         0              BALANCE PER BANK RECONCILIATION....    $    0
                                                 -----------------------                                           -----------------

------------------------------------------------------------------------------

                              CHECKS OUTSTANDING:

------------------------------------------------------------------------------------------------------------------------------------
CHECK                          CHECK                                CHECK                                 CHECK               AMOUNT
NUMBER         AMOUNT          NUMBER           AMOUNT              NUMBER            AMOUNT              NUMBER
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

[CENTURA]







        ATHEY PRODUCTS CORP.
        DEBTOR IN POSSESSION                                            CB USE
                                                                      ----------
        PAYROLL ACCOUNT                                                  00005
        PO BOX 97727                                                        MC
        RALEIGH NC 27624-7727
                                                                        D=0005
                                                                        C=0000

                                                                      ----------
                                                                       4/30/01
                                                                 021 221-538-8
================================================================================
April 1, 2001 - April 30, 2001                                     Page 1 of 1
--------------------------------------------------------------------------------
GET A LINE ON YOUR MONEY, 24 HOURS A DAY. By dialing Centura Highway tollfree (1-800-CENTURA), you can check the balance of your accounts, see which checks have cleared, look into your last savings deposit, or find out the current interest rate and annual percentage yield on your Centura accounts. All with the push of a few buttons. In complete privacy, night or day.

For account inquiries, please call 1-800-CENTURA. In the Rocky Mount, N.C. calling area, please dial 252-454-3775.
To change your address, please visit any Centura location or call 1-800-CENTURA and select option 1; then select option 2; then option 0 and speak with a Financial Services Representative.
--------------------------------------------------------------------------------
Checking
Summary   Commercial Checking              # 021 221-538-8

          Beginning Balance           $2,764.42
          Additions                +        .00
          Reductions               -   2,764.42
          Ending Balance                  $ .00

--------------------------------------------------------------------------------

Checking  Checks
Detail      Number  Reference    Amount    Date    Number  Reference Amount Date
         ----------------------------------------  -----------------------------
                    0546201612   2,764.42  4/16

--------------------------------------------------------------------------------
Checking
Balance      Date   Balance          Date        Balance        Date   Balance
         -----------------------  --------------------------  ------------------
History

             4/16   $   .00
--------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                         FOR THE MONTH OF April, 2001
                                         ------

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:     ______General/Operating Account;

                            ______Tax Account;

                            ______Payroll Account;

                               X  Other: Wells Fargo Escrow Funds CD
                            ------       ---------------------------
                                             (First Capital #2736303)


                                                              Amount
                                                              ------

1.       Cash Balance from previous
         month's report:                                      $346,780.82
                                                               ----------

2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                            $ 1,172.16

3.       Cash Balance Available                               $347,952.98
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]                   $-0-


5.       Ending Cash Balance                                  $347,952.98
                                                               ----------
         [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME       ACCOUNT NUMBER       NATURE OF ACCOUNT          AMOUNT*
--------------------------------------------------------------------------------
First Capital   2736303              Wells Fargo Escrow CD      347,952.98


                                             TOTAL BANK BALANCE = $347,952.98


*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:      _______General/Operating Account;

                             _______Tax Account;

                             _______Payroll Account;

                               X    Other: Wells Fargo Escrow Funds CD
                             -------
                                      (First Capital #2736303)


1.       RECEIPTS:                                               Amount
                                                                 ------

Sales                                                          ---------
Collection of post-petition accounts receivable                ---------
Collection of pre-petition  accounts receivable                ---------
Other Income (interest)                                        1,172.16
Less allowance for returns and discounts                       ---------
                                                    *TOTAL =  $1,172.16

         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                          Amount
                                                                 ------

         Purchases of inventory                               ----
         Net Payroll                                          ----
         Payroll Taxes                                        ----
         Rent                                                 ----
         Other lease                                          ----
         payments Utilities (Telephone, Electricity, Other)   ----
         Sales Tax                                            ----
         Other taxes                                          ----
         Travel and Entertainment                             ----
         Automobile or vehicle expense                        ----
         Service charges                                      ----
         Vehicle insurance                                    ----
         Life and health insurance                            ----
         Other insurance                                      ----
         Supplies                                             ----
         Freight                                              ----
         Advertising                                          ----
         Repairs and Maintenance                              ----


                                                    *TOTAL =  $-0-

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA 30092

PHONE: 770-381-9996
-------------------------------------------

EST OF ATHEY PRODUCTS CORP
WELLS FARGO - ESCROW FUNDS
JOHN A NORTHEN-DISBURSING AGNT
CHAPTER 11 CASE #00-02736-5            1
PO BOX 2208
CHAPEL HILL NC 27515-2208                           CUSTOMER:     6573

-------------------------------------------
                                                       AS OF: 04/27/01
[DIC logo]                                                      PAGE 1
--------------------------------------------------------------------------------
=============================================================================
                         7-31 DAY CERTIFICATE 2736303
=============================================================================


                                    INTEREST RATE:               4.0000%
ORIGINAL ISSUE DATE:       03/14/01 MATURITY DATE:              05/13/01
ORIGINAL ISSUE VALUE:    369,280.82 TERM:                        30 DAYS
LAST RENEWAL DATE:         04/13/01
LAST RENEWAL VALUE:      347,952.98

            *******************************************************
            * A P P R O A C H I N G   R E N E W A L   A D V I C E *
            *******************************************************

YOUR CERTIFICATE WILL MATURE ON 05/13/01. INTEREST WILL BE CREDITED TO YOUR CERTIFICATE AT MATURITY. THE CURRENT BALANCE OF YOUR 7-31 DAY CERTIFICATE IS 347,952.98. IF THE CERTIFICATE RENEWS, THE NEW MATURITY DATE WILL BE
6/12/01.

IF WE DO NOT HEAR FROM YOU WITHIN 10 DAYS AFTER 05/13/01, IT WILL AUTOMATICALLY RENEW FOR THE SAME TIME PERIOD. IF YOU INTEND TO MAKE ANY CHANGES, INCLUDING ADDITIONS OR WITHDRAWALS, PLEASE REMIT THE ENDORSED ORIGINAL CD, OR SEND YOUR REQUEST IN WRITING. YOU MAY OBTAIN NEW RATE AND YIELD INFORMATION BY CALLING 888-921-2265 ON/AFTER 05/13/01. THANK YOU.

--------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                         FOR THE MONTH OF April , 2001
                                         -------

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:         General/Operating Account;
                          ------
                                Tax Account;
                          ------
                                Payroll Account;
                          ------
                              X  Other: Triad Freightliner Escrow Fund CD
                          ------       ---------------------------------
                                   (First Capital #2736302)

                                                              Amount
                                                              ------

1.       Cash Balance from previous
         month's report:                                      $894,868.98
                                                               ----------

2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                            $  2,942.04

3.       Cash Balance Available                               $897,811.02
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]                   $-0-
                                                               ---


5.       Ending Cash Balance                                  $897,811.02
         [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME        ACCOUNT NUMBER   NATURE OF ACCOUNT                  AMOUNT*
--------------------------------------------------------------------------------
First Capital    2736302          Triad Freightliner Escrow Fund CD  $897,811.02



                                          TOTAL BANK BALANCE = $897,811.02


*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:       _______General/Operating Account;

                              _______Tax Account;

                              _______Payroll Account;

                                 X   Other: Triad Freightliner Escrow Fund CD
                              -------
                                        (First Capital #2736302)


1.       RECEIPTS:                                                     Amount
                                                                       ------

Sales                                                                 --------
Collection of post-petition accounts receivable                       --------
Collection of pre-petition  accounts receivable                       --------
Other Income (interest)                                               2,942.04
Less allowance for returns and discounts                              --------
                                                      *TOTAL =        $2,942.04

         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                                 Amount
                                                                        ------

         Purchases of inventory                                 -----
         Net Payroll                                            -----
         Payroll Taxes                                          -----
         Rent                                                   -----
         Other lease payments                                   -----
         Utilities (Telephone, Electricity, Other)              -----
         Sales Tax                                              -----
         Other taxes                                            -----
         Travel and Entertainment                               -----
         Automobile or vehicle expense                          -----
         Service charges                                        -----
         Vehicle insurance                                      -----
         Life and health insurance                              -----
         Other insurance                                        -----
         Supplies                                               -----
         Freight                                                -----
         Advertising                                            -----
         Repairs and Maintenance                                -----

                                                      *TOTAL =  $-0-

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA 30092

PHONE: 770-381-9996
-----------------------------------------------
EST OF ATHEY PRODUCTS CORP
TRIAD FREIGHTLINER-ESCROW FUND
JOHN A NORTHEN-DISBURSING AGNT
CHAPTER 11 CASE #00-02736-5               1
PO BOX 2208
CHAPEL HILL NC 27515-2208                                  CUSTOMER:      6573

-----------------------------------------------
                                                              AS OF:  04/27/01
[DIC logo]                                                              Page 1
--------------------------------------------------------------------------------
==============================================================================
                         7-31 DAY CERTIFICATE 2736302
==============================================================================


                                          INTEREST RATE:               4.0000%
ORIGINAL ISSUE DATE:             03/14/01 MATURITY DATE:              05/13/01
ORIGINAL ISSUE VALUE:          894,868.98 TERM:                        30 DAYS
LAST RENEWAL DATE:               04/13/01
LAST RENEWAL VALUE:            897,811.02

            *******************************************************
            * A P P R O A C H I N G   R E N E W A L   A D V I C E *
            *******************************************************

YOUR CERTIFICATE WILL MATURE ON 05/13/01.  INTEREST WILL BE CREDITED TO
YOUR CERTIFICATE AT MATURITY. THE CURRENT BALANCE OF YOUR 7-31 DAY CERTIFICATE IS 897,811.02. IF THE CERTIFICATE RENEWS, THE NEW MATURITY DATE WILL BE 6/12/01.

IF WE DO NOT HEAR FROM YOU WITHIN 10 DAYS AFTER 05/13/01, IT WILL AUTOMATICALLY RENEW FOR THE SAME TIME PERIOD. IF YOU INTEND TO MAKE ANY CHANGES, INCLUDING ADDITIONS OR WITHDRAWALS, PLEASE REMIT THE ENDORSED ORIGINAL CD, OR SEND YOUR REQUEST IN WRITING. YOU MAY OBTAIN NEW RATE AND YIELD INFORMATION BY CALLING 888-921-2265 ON/AFTER 05/13/01. THANK YOU.

--------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                         FOR THE MONTH OF April, 2001
                                         ------

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:   ______General/Operating Account;

                          ______Tax Account;

                          ______Payroll Account;

                             X  Other: Disbursing Agent MM
                          ------       -------------------
                                 (First Capital #2736201)

                                                              Amount
                                                              ------

1.       Cash Balance from previous
         month's report:                                      $457,572.75
                                                               ----------

2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                            $ 30,365.58

3.       Cash Balance Available                               $487,938.33
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]                   $219,984.97
                                                               ----------


5.       Ending Cash Balance                                  $267,953.36
         [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME         ACCOUNT NUMBER     NATURE OF ACCOUNT         AMOUNT*
------------------------------------------------------------------------------
First Capital     2736201            Disbursing Agent MM       267,953.36



                                              TOTAL BANK BALANCE = $267,953.36

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:            General/Operating Account;
                             ______
                                   Tax Account;
                             ______
                                   Payroll Account;
                             ______
                               X   Other: Disbursing Agent MM
                             ------
                                     (First Capital #2736201)

1.       RECEIPTS:                                                                                 Amount
                                                                                                   ------
Sales                                                                                            ----------
Collection of post-petition accounts receivable                                                  ----------
Collection of pre-petition  accounts receivable                                                  ----------
Other Income (refunds from IRS, Little River Corp, Sprint)                                         1,283.53
Other Income (interest)                                                                              514.22
Close out of Athey Payroll and NonCash Collateral Accounts                                        29,851.36
Less allowance for returns and discounts
                                                                                                 ----------
                                                                       *TOTAL =                  $30,365.58

         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                                                            Amount
                                                                                                   ------
         Purchases of inventory                                                           -------
         Net Payroll                                                                      -------
         Payroll Taxes                                                                    -------
         Rent                                                                             -------
         Other lease payments                                                             -------
         Utilities (Telephone, Electricity, Other)                                        -------
         Sales Tax                                                                        -------
         Other taxes                                                                      -------
         Travel and Entertainment                                                         -------
         Automobile or vehicle expense                                                    -------
         Service charges                                                                  -------
         Vehicle insurance                                                                -------
         Life and health insurance                                                        -------
         Other insurance                                                                  -------
         Repairs and Maintenance                                                          -------
         Transfer to Disbursing Agent Checking First Capital #2736101                     219,984.97
                                                                                          ----------


                                                                       *TOTAL =          $219,984.97

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA 30092

PHONE: 770-381-9996

EST OF ATHEY PRODUCTS CORP                             30
JOHN A NORTHEN-DISBURSING AGNT                          0
CHAPTER 11 CASE #00-02736-5                   1         0
PO BOX 2208
CHAPEL HILL NC 27515-2208                                     BANKRUPT MMA
                                                              ACCOUNT:   2736201
                                                          03/31/01 THRU 04/30/01
 [DIC logo]                                                               PAGE 1

------------------------------------------------------------------------------------------------
 =============================================================================================
                         BANKRUPT MMA ACCOUNT 2736201
 =============================================================================================
 MINIMUM BALANCE                257,411.91   LAST STATEMENT 03/30/01                457,572.75
 AVG AVAILABLE BALANCE          299,034.49        2 CREDITS                          30,365.58
 AVERAGE BALANCE                299,034.49        5 DEBITS                          219,984.97
                                             THIS STATEMENT 04/30/01                267,953.36

                 - - - - - - - - OTHER CREDITS - - - - - - - -

 DESCRIPTION                                                        DATE                AMOUNT
 ATHEY PRODUCTS                                                    04/13             29,851.36
 INTEREST                                                          04/30                514.22

               - - - - - - - - - OTHER DEBITS - - - - - - - - -

 DESCRIPTION                                                        DATE                AMOUNT
 TRANSFER                                                          04/02              8,599.00
 TRANSFER                                                          04/05             29,136.54
 TRANSFER                                                          04/05            162,425.30
 TRANSFER                                                          04/16             14,443.39
 TRANSFER                                                          04/30              5,380.74

            - - - - - - - - - - I N T E R E S T - - - - - - - - - -

 AVERAGE LEDGER BALANCE:        299,034.49   INTEREST EARNED:                           514.22
 AVERAGE AVAILABLE BALANCE:     299,034.49   DAYS IN PERIOD:                                31
 INTEREST PAID THIS PERIOD          514.22   ANNUAL PERCENTAGE YIELD EARNED:             2.04%
 INTEREST PAID 2001:              1,064.03

                 - - - - - - - - DAILY BALANCE - - - - - - - -

 DATE..............BALANCE      DATE..............BALANCE   DATE.......................BALANCE
 04/02          448,973.75      04/13          287,263.27   04/30                   267,953.36
 04/05          257,411.91      04/16          272,819.88
------------------------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                         FOR THE MONTH OF April , 2001
                                          -----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:             General/Operating Account;
                              ______
                                    Tax Account;
                              ______
                                    Payroll Account;
                              ______
                                X   Other: Disbursing Agent CD
                              ------       -------------------
                                     (First Capital #2736301)

                                                    Amount
                                                    ------
1.       Cash Balance from previous
         month's report:                            $6,453.750.97
2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                  $   21,217.81

3.       Cash Balance Available                     $6,474,968.78
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]         $-0-


5.       Ending Cash Balance                        $6,474,968.78
         [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME       ACCOUNT NUMBER    NATURE OF ACCOUNT          AMOUNT*
--------------------------------------------------------------------------------
First Capital   2736301           Certificate of Deposit     6,474,968.78


                                           TOTAL BANK BALANCE = $6,474,968.78


*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:       _______General/Operating Account;

                              _______Tax Account;

                              _______Payroll Account;

                                 X   Other:  Disbursing Agent C
                              -------        ------------------
                                      (First Capital #2736301)


1.       RECEIPTS:                                                        Amount
                                                                          ------

Sales                                                                 __________
Collection of post-petition accounts receivable                       __________
Collection of prepetition  accounts receivable                        __________
Other Income (interest)                                                21,217.81
Less allowance for returns and discounts                              _______
                                                       *TOTAL =       $21,217.81

         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                                   Amount
                                                                          ------

         Purchases of inventory                                    ______
         Net Payroll                                               ______
         Payroll Taxes                                             ______
         Rent                                                      ______
         Other lease payments                                      ______
         Utilities (Telephone, Electricity, Other)                 ______
         Sales Tax                                                 ______
         Other taxes                                               ______
         Travel and Entertainment                                  ______
         Automobile or vehicle expense                             ______
         Service charges                                           ______
         Vehicle insurance                                         ______
         Life and health insurance                                 ______
         Other insurance                                           ______
         Supplies                                                  ______
         Freight                                                   ______
         Advertising                                               ______
         Repairs and Maintenance                                   ______
         Payments to secured creditors                             ______
         Other Expenses                                            ______

                                                         *TOTAL =  $-0-

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA 30092

PHONE: 770-381-9996
----------------------------------------------
EST OF ATHEY PRODUCTS CORP
JOHN A NORTHEN-DISBURSING AGNT
CHAPTER 11 CASE #00-02736-5                1
PO BOX 2208
CHAPEL HILL NC 27515-2208
                                                      CUSTOMER:       6573
----------------------------------------------
                                                         AS OF:   04/27/01
[DIC logo]                                                          PAGE 1
--------------------------------------------------------------------------------
 =============================================================================
                         7-31 DAY CERTIFICATE 2736301
 =============================================================================

                                               INTEREST RATE:          4.0000%
 ORIGINAL ISSUE DATE:                 03/14/01 MATURITY DATE:         05/13/01
 ORIGINAL ISSUE VALUE:            6,453,750.97 TERM:                   30 DAYS
 LAST RENEWAL DATE:                   04/13/01
 LAST RENEWAL VALUE:              6,474,968.78

            *******************************************************
            * A P P R O A C H I N G   R E N E W A L   A D V I C E *
            *******************************************************

 YOUR CERTIFICATE WILL MATURE ON 05/13/01. INTEREST WILL BE CREDITED TO YOUR CERTIFICATE AT MATURITY. THE CURRENT BALANCE OF YOUR 7-31 DAY CERTIFICATE IS 6,474,968.78. IF THE CERTIFICATE RENEWS, THE NEW MATURITY DATE WILL BE 6/12/01.

 IF WE DO NOT HEAR FROM YOU WITHIN 10 DAYS AFTER 05/13/01, IT WILL AUTOMATICALLY RENEW FOR THE SAME TIME PERIOD. IF YOU INTEND TO MAKE ANY CHANGES, INCLUDING ADDITIONS OR WITHDRAWALS, PLEASE REMIT THE ENDORSED ORIGINAL CD, OR SEND YOUR REQUEST IN WRITING. YOU MAY OBTAIN NEW RATE AND YIELD INFORMATION BY CALLING 888-921-2265 ON/AFTER 05/13/01. THANK YOU.





--------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                         FOR THE MONTH OF April , 2001
                                          -----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:      ______General/Operating Account;

                             ______Tax Account;

                             ______Payroll Account;

                                X  Other: Disbursing Agent Checking
                             ------       -------------------------
                                          (First Capital #2736101)


                                                              Amount
                                                              ------

1.       Cash Balance from previous
         month's report:                                      $22,500.00

2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                            $219,984.97

3.       Cash Balance Available                               $242,484.97
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]                   $242,484.97


5.       Ending Cash Balance, reconciled to checkbook         $-0-
         [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME        ACCOUNT NUMBER    NATURE OF ACCOUNT           AMOUNT*
-----------------------------------------------------------------------
First Capital    2736101           Disbursing Agent Checking   5,380.74


                                           TOTAL BANK BALANCE = $5,380.74


*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:      _______General/Operating Account;

                             _______Tax Account;

                             _______Payroll Account;

                               X    Other: Disbursing Agent Checking
                             -------
                                       (First Capital #2736101)


1.       RECEIPTS:                                                     Amount
                                                                       ------

Sales                                                                ________
Collection of post-petition accounts receivable                      ________
Collection of pre-petition  accounts receivable                      ________
Transfer from First Capital 2736201)                                 219,984.97
Less allowance for returns and discounts
                                                                     _______
                                                  *TOTAL =           $219,984.97

         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                                Amount
                                                                       ------

         Post-petition invoices outstanding                    15,098.99
                                                             -----------
         Contractor services to William Warden                 12,809.50
                                                             -----------
         Payroll Taxes
                                                             -----------
         Disbursing Agent Bond                                  8,599.00
                                                             -----------
         Payments to Professionals                             43,579.93
                                                             -----------
         Utilities (Telephone, Electricity, Other)             11,770.85
                                                             -----------
         Sales Tax
                                                             -----------
         SEC and 8K reporting fees                              2,231.26
                                                             -----------
         Travel and Entertainment
                                                             -----------
         Automobile or vehicle expense
                                                             -----------
         Freight                                                7,295.32
                                                             -----------
         Vehicle insurance
                                                             -----------
         Life and health insurance                                750.12
                                                             -----------
         Other insurance   (Liability)                        117,850.00
                                                             -----------
         Supplies
                                                             -----------


                                                  *TOTAL =   $219,984.97
*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:
Bank Balance                        $5,380.74
Outstanding check                   -5,380.74
                                    ---------
Difference                             -0-

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA 30092

PHONE: 770-381-9996

EST OF ATHEY PRODUCTS CORP                           30
JOHN A NORTHEN-DISBURSING AGNT                        0
CHAPTER 11 CASE #00-02736-5                1         19
PO BOX 2208
CHAPEL HILL NC 27515-2208                    BANKRUPT CHECK
                                             ACCOUNT:                    2736101
                                                          03/31/01 THRU 04/30/01
                                                      DOCUMENT COUNT:         19
[DIC logo]                                                                PAGE 1

---------------------------------------------------------------------------------------------------
 =================================================================================================
                        BANKRUPT CHECK ACCOUNT 2736101
 =================================================================================================
                                                  LAST STATEMENT 03/30/01                22,500.00
 MINIMUM BALANCE                            .00         5 CREDITS                       219,984.97
 AVG AVAILABLE BALANCE                40,061.01        19 DEBITS                        237,104.23
 AVERAGE BALANCE                      40,061.01   THIS STATEMENT 04/30/01                 5,380.74

                 - - - - - - - - OTHER CREDITS - - - - - - - -
 DESCRIPTION                                                               DATE             AMOUNT
 TRANSFER                                                                 04/02           8,599.00
 TRANSFER                                                                 04/05          29,136.54
 TRANSFER                                                                 04/05         162,425.30
 TRANSFER                                                                 04/16          14,443.39
 TRANSFER                                                                 04/30           5,380.74

                - - - - - - - - - - CHECKS - - - - - - - - - -

 CHECK #.....DATE......AMOUNT   CHECK  #    DATE.....AMOUNT   CHECK #      DATE.............AMOUNT
        2   04/04   22,500.00          9   04/12     2,871.90       16    04/18             750.12
        3   04/09    8,599.00         10   04/09     1,185.62       17    04/11          10,483.00
        4   04/11      807.66         11   04/10    10,366.17       18    04/10         117,850.00
        5   04/13       27.44         12   04/13     2,835.29       19    04/11          29,136.54
        6   04/10    2,821.66         13   04/10     3,945.61       20    04/19          14,443.39
        7   04/09      382.50         14   04/10       159.77
        8   04/16      693.56         15   04/13     7,290.00

                  - - - - - - - - DAILY BALANCE - - - - - - -

 DATE.................BALANCE   DATE......BALANCE             DATE.........................BALANCE
 04/02              31,099.00   04/10   54,850.50             04/16                      15,193.51
 04/04               8,599.00   04/11   14,468.31             04/18                      14,443.39
 04/05             200,160.84   04/12   11,596.41             04/19                            .00
 04/09             189,993.72   04/13    1,443.68             04/30                       5,380.74
---------------------------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                         FOR THE MONTH OF April, 2001
                                          -----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:        ______General/Operating Account;

                               ______Tax Account;

                               ______Payroll Account;

                                  X  Other: Warranties Escrow
                               ------       -----------------
                                                (Northen Blue Trust Account)


                                                Amount
                                                ------

1.    Cash Balance from previous
      month's report:                           $-0-
                                                 ---

2.    Total Cash Receipts:
      [On a separate page
      provide a description of the
      source and amount -
      see Supplement to Part B]                 $143,405.11

3.    Cash Balance Available                    $143,405.11
      [#1 plus #2]

4.    Total Cash Disbursements:
      [On a separate page
      provide an itemization by major
      category of the disbursement and
      amount - See Supplement to Part B]        $-0-


5.    Ending Cash Balance                       $143,405.11
      [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME    ACCOUNT NUMBER               NATURE OF ACCOUNT      AMOUNT*
----------------------------------------------------------------------------
CCB          Northen Blue Trust Account   Warranties Escrow      143,405.11



                                          TOTAL BANK BALANCE = $143,405.11

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:       _______General/Operating Account;

                              _______Tax Account;

                              _______Payroll Account;

                                X    Other:  Warranties Escrow
                              -------        ------------------
                                                (Northen Blue Trust Account)

1.       RECEIPTS:                                                        Amount
                                                                          ------

Sales                                                                     ______
Collection of post-petition accounts receivable                           ______
Collection of pre-petition accounts receivable                            ______
Less allowance for returns and discounts                                  ______
                                                 *TOTAL =                 $-0-

         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                                   Amount
                                                                          ------

         Purchases of inventory                                     ______
         Net Payroll                                                ______
         Payroll Taxes                                              ______
         Rent                                                       ______
         Other lease payments                                       ______
         Utilities (Telephone, Electricity, Other)                  ______
         Sales Tax                                                  ______
         Other taxes                                                ______
         Travel and Entertainment                                   ______
         Automobile or vehicle expense                              ______
         Service charges                                            ______
         Vehicle insurance                                          ______
         Life and health insurance                                  ______
         Other insurance                                            ______
         Supplies                                                   ______



                                                 *TOTAL =           $-0-
*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

CLIENT TRANSACTIONS       May 16, 2001       Central Carolina Bank        PAGE 1


 Transaction #  Date   Code    Debits     Credits   Status   Description/Payee:

-------------  ------ ------ ----------- --------- -------- --------------------

Athey Products Corp.          (N-20974)
--------------------------------------------------

 ATHEYP-401   03/05/01  D    $143,405.11              A     Wire transfer from
                                                            Parker Poe (Warranty
                                                            Escrow)
                             -----------
           Client Balance:   $143,405.11

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
             FOR THE MONTH OF April 1, 2001 through April 30, 2001

                                    PART C:
        STATEMENT OF STATUS OF PAYMENTS MADE TO SECURED CREDITORS: NONE

1.      Wells Fargo Business Credit, Inc.

        Escrow remaining for disputed fees due Wells Fargo Business Credit held in First Capital CD #2736303 pending stipulated settlement Order of Court.

2.      Triad Freightliner of Greensboro, Inc.

        Escrow remaining for disputed claim, together with previous adequate protection payments, held in First Capital CD#2736302.

3.      [name]
        -------------------------------------

        Regular contracted payment                    $_________  per________

        Adequate protection payment offered           $_________  per________

        Number and amount of Post-petition adequate protection payments not
                                                                        ---
        made:                                         #_________  $________

4.      [name]
        -------------------------------------

        Regular contracted payment                    $_________  per________

        Adequate protection payment offered           $_________  per________

        Number and amount of Post-petition adequate protection payments not
                                                                        ---
        made:                                         #__________ $________

[Attach a separate page for additional secured creditors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
             FOR THE MONTH OF April 1, 2001 through April 30, 2001

                                    PART D:

                        SUMMARY OF ACCOUNTS RECEIVABLE

                                                                          Amount
                                                                          ------

1.       Beginning Balance                                                $n/a
                                                                           ---

2.       Sales on Account    (includes Warranty Credits and Freight)      $n/a

3.       Collections on Account                                           $n/a

4.       Ending Balance                                                   $n/a
         [Item #1 plus #2 minus #3]


                            STATUS OF COLLECTIONS:

                                                                          Amount
                                                                          ------

Current to 30 days                                                        $n/a

31 to 60 days                                                             $n/a

61 to 90 days                                                             $n/a

91 to 120 days                                                            $n/a

121 days and older                                                        $n/a

TOTAL:                                                                    $n/a

   NOTE: All accounts receivable were sold to Five Star Manufacturing, LLC.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
             FOR THE MONTH OF April 1, 2001 through April 30, 2001

                                    PART E:

                          SUMMARY OF ACCOUNTS PAYABLE
                   [EXCLUDING PRE-PETITION ACCOUNTS PAYABLE]
                   -----------------------------------------



                                                Amount
                                                ------

Current to 30 days                              $432,024.81

31 to 60 days                                   $__________

61 to 90 days                                   $__________

91 to 120 days                                  $__________

121 days and older                              $__________



TOTAL:                                          $432,024.81

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
             FOR THE MONTH OF April 1, 2001 through April 30, 2001
                                    PART F:

                STATEMENT OF STATUS OF PAYMENTS MADE TO LESSORS

LESSORS WHOSE LEASES HAVE BEEN ASSIGNED TO FIVE STAR MANUFACTURING:

     All payments have been made in full to Lessors whose leases have been assigned to Five Star Manufacturing; no further obligations to Debtor remain.

LESSORS WHOSE LEASES HAVE BEEN REJECTED:

1.   Enterprise Information
     -------------------------------------------------------

     Regular contracted payment              $3,965.63 per month
                                              --------     -----

     Number and amount of Post-petition lease
     payments not made:______# 1     $ 3,965.63
              ---             ------- ---------

2.   GE Industrial Systems
     -------------------------------------------------------

     Regular contracted payment              $  650.00 per month
                                                ------     -----

     Number and amount of Post-petition lease
     payments not made:      # N/A   $__________
              ---             -------


[Attach a separate page for additional lessors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
             FOR THE MONTH OF April 1, 2001 through April 30, 2001

                      PART G: ACCRUAL BASIS BALANCE SHEET

This part must be submitted with the first monthly report and thereafter on a Quarterly Basis, with the reports for March, June, September and December, unless a different date is agreed to by the Bankruptcy Administrator, until confirmation of the plan. It is permissible and helpful if a balance sheet is submitted more often than once a quarter, but not required. An "in house" report may be substituted, with the approval of the Bankruptcy Administrator, provided it meets the accrual requirement.

                                    ASSETS

CURRENT ASSETS
     Cash                                                         8,350,146.
                                                                  ----------
     Accounts receivable [net]
                                                                  ----------
     Other receivables
                                                                  ----------
     Inventories
                                                                  ----------
     Prepaid
                                                                    -------
 Total Current Assets                                             8,350,146.
                                                                  ----------

FIXED, LONG TERM, AND OTHER ASSETS
     Land
     Fixed Assets
     Accumulated depreciation on fixed assets
     Other Assets - Net
Total fixed, long term and other assets

Total assets                                                      8,350,146.
                                                                  ----------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts Payable                                               641,400.
                                                                  ----------
     Notes Payable
     Salaries Payable
     Payroll Taxes Payable
     Income Taxes Payable
     Other Current Liabilities
 Total Current Liabilities                                          641,400.
                                                                  ----------

LONG TERM LIABILITIES
     Prepetition Liabilities  (estimated)                         7,000,000.
                                                                  ----------
     Post-petition Long Term  (reserve for COA-11 expenses)         247,500.
                                                                  ----------
 Total Long Term Liabilities                                        247,500.
                                                                  ----------
TOTAL LIABILITIES                                                 7,247,500.
                                                                  ----------
OWNERS' [STOCKHOLDERS'] EQUITY
     Stock [investment in company]
     Retained Earning

 Total Owners Equity                                              1,102,646.
Total Liabilities and Owners' Equity                              8,350,146.
                                                                  ----------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF April 2001

                                    PART H:

                       ACCRUAL BASIS LOSS FOR THE MONTH

                                                                   Amount
                                                                   ------

1.   Total Sales or Revenue                                        $n/a

2.   Cost of Goods Sold

     Material:                                 $n/a

     Labor:                                    $n/a

     Other:            (Burden)                $n/a

     TOTAL COSTS                                                   $n/a

3.   Gross Profit [Item #1 minus item #2]                          $n/a

4.   TOTAL OPERATING EXPENSES                                      $n/a

5.   Net Profit or [Loss]                                          $n/a
     [Item #3 minus #4]

6.   Total Non-Operating
     Income/Expenses                                               $n/a

7.   Net Profit or [Loss]                                          $n/a
     [Item #5 minus #6]


[If a detailed INCOME STATEMENT is available, please attach it to the monthly report]

     NOTE: The Debtor discontinued operations.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF April 2001

                                    PART I:
          SUMMARY OF OFFICER/OWNER COMPENSATION AND PERSONNEL REPORT

1. Report all salaries received from or paid by the debtor to an owner or officer of the debtor._
     _Check here if same as last monthly report or provide the following
                                                --
     information:___

                                    Compensation
                                    Authorized       Compensation
Name of Officer/Owner  Title        By the Court      Received     Date Approved
---------------------  --------- ---------------  -------------    -------------

All officer salaries were discontinued upon closing of the sale to Five Star Manufacturing, LLC. Mr. Warden has agreed to provide services on an as-needed hourly basis.


2. Report all payments made to professionals (i.e. accountants, attorneys, realtors) paid by the debtor:

                                             Compensation       Compensation
                                             Date Approved      Authorized/
Name of Officer/Owner          Title         By the Court        Received
--------------------- ----------------- ------------------       ---------
Parker, Poe, Adams &
 Bernstein, LLP        Special Counsel       _____              $12,809.50

John H. Small          UCC Counsel           _____              $14,443.39


3.   Personnel Report:

______    Check here if same as last monthly report or provide the following
                                                    --
          information:

                                                      Full Time          Part
                                                      ---------------    ----
                                                                         Time
                                                                         ----
Total number of employees at beginning
     of the reporting period                          -0-          _______
                                                      ---------

Number hired during the period                        -0-          _______
                                                      ---------

Number terminated/resigned during the
     period                                           -0-          _______
                                                      ---------
Total number of employees at the end
     of the period                                    -0-          _______
                                                      ---------

                        UNITED STATES BANKRUPTCY COURT
                      EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

IN THE MATTER OF:
Athey Products Corp.
1839 South Main Street
Wake Forest, NC 27587                                 Case No. 00-02736-5-ATS
TIN: 36-0753480

               Debtor

--------------------------------------------------------------------------------
                            CERTIFICATE OF SERVICE
--------------------------------------------------------------------------------

     THIS IS TO CERTIFY that on the below date, the undersigned served a copy of the by depositing the same, enclosed in a post paid wrapper, properly addressed to the following parties in interest, at their last known addresses as shown below, in a post office or official depository under the exclusive care and custody of the United States Postal Service:

     Marjorie K. Lynch                       William G. Pappas
     Bankruptcy Administrator                Parker Poe Adams & Bernstein
     300 Fayetteville Street Mall, #412      150 Fayetteville Street Mall, #1400
     P.O. Drawer 3039                        P.O. Box 389
     Raleigh, NC 27602-3039                  Raleigh, NC 27602



          This the 16 day of May, 2001.
                   --

                                        ATHEY PRODUCTS CORP.

                                        By: /s/ John Northen
                                           ----------------------------
                                           Counsel for the Debtor

NORTHEN BLUE, L.L.P.
John A. Northen, NCSB # 6789
Cheryl Y. Capron, NCSB #16582
Post Office Box 2208
Chapel Hill, NC 27515-2208
Telephone:  919-968-4441